UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

Fermi Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42888	33-3560468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Woodall Rodgers Fwy, Suite 1100

Dallas, TX 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (214) 894-7855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FRMI	The Nasdaq Stock Market LLC
Common Stock, $0.001 par value	FRMI	The London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.08. Shareholder Director Nominations.

On August 25, 2026, the Board of Directors (the “Board”) of Fermi Inc., a Texas corporation (the “Company”), determined that the date of its first annual meeting of stockholders (the “Annual Meeting”) will be October 30, 2026. The record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting will be August 31, 2026. The time, location and other meeting details for the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, which will be filed prior to the Annual Meeting with the Securities and Exchange Commission (the “SEC”).

Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the Annual Meeting must be received by the Company at 1845 Woodall Rodgers Fwy, Suite 1100, Dallas, Texas 75201 no later than the close of business on September 10, 2026, which the Company believes to be a reasonable time before it expects to begin to print and mail its proxy materials for the Annual Meeting. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the Annual Meeting.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

The Amended and Restated Bylaws of the Company (the “Bylaws”) include separate advance notice provisions applicable to stockholders seeking to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely notice to the Company regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company no later than September 10, 2026.

Further, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 10, 2026.

Item 8.01. Other Events.

On August 12, 2026, the Company announced that independent director Lee McIntire had been appointed as Chief Executive Officer of the Company, effective August 11, 2026. In connection with his appointment, Mr. McIntire resigned from the Audit Committee of the Board (the “Audit Committee”). On August 25, 2026, the Board appointed independent director Jeffrey Stein to the Audit Committee, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERMI INC.

Date: August 31, 2026	By:	/s/ George Wentz
	Name:	George Wentz
	Title:	General Counsel

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